STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                     Financial Statements for the Year Ended
                                December 31, 1998


                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 25, 1999

Dear Standish, Ayer and Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood, as they relate to the activities of the Investment Trust.

The financial markets had a wild year in 1998. Following the disarray in Asia and, more directly, the de facto Russian default in mid-August, a large part of the world's financial markets simply shut down. Many sectors of the U.S. markets were paralyzed. Spurred by a second easing of monetary policy by the Federal Reserve in mid-October, the markets reopened and staged a dramatic recovery.

Performance within subsets of the major asset classes varied greatly. Bonds generally produced positive returns, but less liquid issues with any degree of perceived credit risk underperformed. Emerging market securities were eviscerated during the third quarter spasm and recovered only partially in the fourth. By far the best returns in the U.S. equity markets were registered by a relatively narrow group of higher price/earnings ratio, larger capitalization stocks. The disparity in return between the larger cap stocks and smaller cap stocks, as measured by the Standard & Poor's 500 and the Russell 2000 indexes was an astounding 31%!

While some funds managed by Standish did well relative to their benchmarks and most funds produced good absolute returns, too many underperformed their benchmarks in 1998. In bonds, our holdings of corporate credits and mortgages underperformed U.S. Treasury securities, the latter representing a significant portion of the major indexes. In equities, our preference for lower price/earnings ratios led to an overweighting in mid cap stocks that suffered relative to larger cap stocks with significantly higher valuations.

We have expended considerable time and effort trying to learn the correct lessons from 1998. We have determined that much of the underperformance was generic to our style and that 1998 was an aberrant year, with valuation on holiday in many sectors. We are deeply committed to the view that valuation is extremely important in making investment judgments. We are dedicated to our philosophy and unalterably convinced that our strategy of buying securities that are inexpensive relative to their fundamentals is an excellent path to sustainable excess returns over the long term.

Notwithstanding the chaotic markets, we are pleased that Standish has benefited from extraordinary stability of both our clients and our professional team. At the end of 1998, total assets under management for our clients were $46.2 billion, compared with $39.3 billion at the end of 1997. We have experienced growth in virtually all asset categories, especially equities. The Standish Funds increased assets from $5.7 billion to $6.5 billion during the year, with about 75% of the growth representing additions from existing clients.

The Standish team has also grown significantly, from 232 members at the beginning of 1998 to 276 members at the end of the year. Our 97 investment officers have average investment experience of 15 years. Fifty-six officers have advanced degrees (typically an MBA) and 65 have some advanced professional accreditation (virtually all Chartered Financial Analysts). There have been no changes in the 24 individuals (all with CFAs) who own Standish, Ayer & Wood.

At the end of 1998, the Standish Board of Directors elected four new associate directors: Susan Coan, one of the key managers in our taxable client group; David Horsfall, head of our large bond trading operation; Phil Leonardi, a major contributor to expanding our equity assets; and Jennifer Pline, who holds major responsibilities for serving large, fixed income clients. We have elected 13 new vice presidents and 17 new assistant vice presidents of Standish, Ayer & Wood.

In this environment, there are no shortages of challenges and opportunities. Our first priority remains to produce superior long-term investment performance for our clients. We believe we have the investment disciplines and the professional team to achieve that goal. In those asset classes in which our returns were subpar in 1998, we have a special impetus to produce superior results in the future. With our portfolios attractively priced compared to the relevant benchmarks, we see potential for significant excess return when the markets become more focused on investment value.

We believe that we are in partnership with our clients. We would like to assure you of our dedication to fulfilling your needs while expressing our great appreciation for your confidence in Standish.

Sincerely yours,


/s/ Ted Ladd                                    /s/ George Noyes

Edward H. Ladd, Chairman                        George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

                       Management Discussion and Analysis

The year just ended has been one of the most volatile periods in recent history. While the market environment was difficult during the first half of the year, the global crisis hit the markets in full force in August, when Russia defaulted on its debt. This led to a complete crisis of confidence in the markets, with a severe liquidity crunch and a flight to quality that affected virtually every sector of the market. Confidence was gradually restored only when the Federal Reserve stepped in to lower interest rates in two increments based on concerns about market psychology. In this environment, the best performing sector of the bond market was the safest and most liquid--U.S. Treasuries. These securities make up substantial portions of the index against which we measure ourselves and resulted in quite strong returns for the year--the Lehman Aggregate Index returned 8.81%. This return is attractive on a stand-alone basis, but is even more impressive against the backdrop of an economy in which we have had inflation of less than 2% for the year. The Fund's performance versus the index was disappointing, returning 4.91% for 1998.

On a relative return basis, the Fund performed fairly well during the first half of the year, but as the flight to quality unfolded, particularly during the August-October period, our performance lagged substantially. We cut back our corporate bond exposure during the first half of the year based on our opinion that yield spreads were relatively narrow on a historical basis. In hindsight, this was the right move, but we did not cut enough. We also reduced our mortgage exposure generally throughout the year, and these securities underperformed as interest rates fell substantially and fears of increased prepayments proved to be true. On the positive side, we maintained a duration longer than the index for much of the year, and lengthened the Fund's duration at the height of the crisis, which served us well in a falling interest rate environment. We also continued to use option strategies throughout the year to improve the portfolio's characteristics and this also had a positive effect on our performance.

In late 1998, we began to add to corporate bonds, mortgages and commercial mortgage backed securities. Our belief at that time was that these sectors offered attractive values on a historical basis and if we were able to simply earn the yield spread above Treasuries, it would be positive for the Fund. We entered 1999 with a substantial yield spread advantage versus the Lehman Aggregate Index, one of the highest levels in recent history. We expect that 1999 is likely to be a year in which maintaining income will be important--we do not expect to see significant spread tightening in most sectors.

Although this was a difficult and disappointing year, we are confident that the Fund is well positioned to take advantage of the market environment in 1999. We want to assure you that we are working diligently to meet your expectations for the year and thank you for your continued confidence as a shareholder.

Sincerely yours,


/s/ Caleb F. Aldrich                            /s/ David C. Stuehr

Caleb F. Aldrich                                David C. Stuehr

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH FIXED INCOME FUND II

             Comparison of Change in Value of $100,000 Investment in Standish Fixed Income Fund II, Lehman Gov't/Corp Index,
                           and Lehman Aggregate Index

[The following table was originally a line chart in the printed materials.]

                     Standish Fixed       Lehman Gov't/Corp.   Lehman Aggregate
                     Income Fund II       Index                Index
                     --------------       -----                -----
Inception 7/3/1995   100000               100000               100000
Jul-1995              99550                99780                99615
Aug-1995             100500               100984               100889
Sep-1995             101350               101964               101914
Oct-1995             102757               103289               103412
Nov-1995             104315               104838               105118
Dec-1995             105785               106306               106663
Jan-1996             106611               107008               107325
Feb-1996             104701               105146               105050
Mar-1996             103773               104410               104168
Apr-1996             103039               103825               103449
May-1996             102777               103618               103273
Jun-1996             104176               105006               104657
Jul-1996             104631               105289               104898
Aug-1996             104460               105111               104646
Sep-1996             106449               106939               106509
Oct-1996             108818               109313               108990
Nov-1996             110839               111183               110999
Dec-1996             109771               110149               109767
Jan-1997             110122               110490               109899
Feb-1997             110591               110766               110129
Mar-1997             109232               109537               108819
Apr-1997             110598               111180               110408
May-1997             111727               112236               111434
Jun-1997             113217               113572               112772
Jul-1997             116350               116638               116222
Aug-1997             115206               115647               114921
Sep-1997             116951               117358               116725
Oct-1997             117867               119060               118593
Nov-1997             118233               119608               119221
Dec-1997             119196               120816               120473
Jan-1998             120377               122362               122172
Feb-1998             120253               122264               121927
Mar-1998             121249               122680               122305
Apr-1998             121753               123320               122921
May-1998             122824               124486               124241
Jun-1998             123461               125544               125508
Aug-1998             124100               128063               127856
Sep-1998             125764               131725               130848
Oct-1998             123241               130790               130154
Nov-1998             124600               131575               130896
Dec-1998             125046               131891               131289

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investments at value (Note 1A) (identified cost, $79,377,410)                                        $ 77,770,262
   Cash                                                                                                       11,715
   Receivable for investments sold                                                                         4,364,075
   Interest and dividends receivable                                                                         819,785
   Receivable for variation margin on open financial futures contracts (Note 6)                                  859
   Deferred organization costs (Note 1E)                                                                       3,735
   Prepaid expenses                                                                                            2,001
   Miscellaneous receivable                                                                                      286
                                                                                                        -------------
       Total assets                                                                                       82,972,718

Liabilities
   Payable for delayed delivery transactions (Note 7)                                $ 4,280,797
   Distribution payable                                                                  602,654
   Options written, at value (premiums received, $188,664) (Note 6)                      148,881
   Accrued accounting, custody and transfer agent fees                                    10,514
   Accrued trustees' fees and expenses (Note 2)                                            2,037
   Accrued expenses and other liabilities                                                 19,167
                                                                                     ------------

       Total liabilities                                                                                   5,064,050
                                                                                                        -------------
Net Assets                                                                                              $ 77,908,668
                                                                                                        =============
Net Assets consist of:
   Paid-in capital                                                                                      $ 79,180,668
   Accumulated net realized gain                                                                             289,521
   Net unrealized depreciation                                                                            (1,561,521)
                                                                                                        -------------
Total Net Assets                                                                                        $ 77,908,668
                                                                                                        =============

Shares of beneficial interest outstanding                                                                  4,189,732
                                                                                                        =============

Net Asset Value, offering price and redemption price per share
   (Net Assets/Shares outstanding)                                                                      $      18.60
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                             Statement of Operations
                          Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
   Interest income                                                                     $ 5,132,502
   Dividend income                                                                          29,620
                                                                                       ------------
       Total investment income                                                           5,162,122

Expenses
   Investment advisory fee (Note 2)                                     $  305,342
   Accounting, custody and transfer agent fees                             107,182
   Legal and audit services                                                 29,417
   Trustees' fees and expenses (Note 2)                                      8,154
   Insurance expense                                                         5,924
   Registration fees                                                         5,899
   Amortization of organization costs (Note 1E)                              2,478
   Miscellaneous                                                             6,400
                                                                        -----------
       Total expenses                                                      470,796

Deduct --
   Waiver of investment advisory fee (Note 2)                             (165,457)
                                                                        -----------
       Net expenses                                                                        305,339
                                                                                       ------------
          Net investment income                                                          4,856,783
                                                                                       ------------

Realized and Unrealized Gain (Loss) on Investments
   Net realized gain (loss)
       Investment security transactions                                  1,247,629
       Financial futures contracts                                         (81,482)
       Written option transactions                                         148,016
                                                                        -----------
          Net realized gain                                                              1,314,163

   Change in unrealized appreciation (depreciation)
       Investment securities                                            (2,614,992)
       Financial futures contracts                                          (9,734)
       Written options                                                      11,073
                                                                        -----------
          Net change in unrealized appreciation (depreciation)                          (2,613,653)
                                                                                       ------------
       Net realized and unrealized loss                                                 (1,299,490)
                                                                                       ------------
Net Increase in Net Assets from Operations                                             $ 3,557,293
                                                                                       ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  Year Ended          Year Ended
                                                                               December 31, 1998   December 31, 1997
                                                                               -----------------   -----------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                                         $  4,856,783         $ 3,304,308
   Net realized gain                                                                1,314,163              76,622
   Change in unrealized appreciation (depreciation)                                (2,613,653)          1,060,405
                                                                                 -------------        ------------
   Net increase in Net Assets from Investment Operations                            3,557,293           4,441,335
                                                                                 -------------        ------------

Distributions to Shareholders (Note 1F)
   From net investment income                                                      (4,892,262)         (3,318,681)
   From net realized gains on investments                                          (1,061,939)            (57,788)
                                                                                 -------------        ------------
   Total distributions to shareholders                                             (5,954,201)         (3,376,469)
                                                                                 -------------        ------------

Fund Share (principal) Transactions (Note 4)
   Net proceeds from sale of shares                                                17,951,155          38,654,192
   Value of shares issued to shareholders in
      payment of distributions declared                                             4,428,536           2,705,708
   Cost of shares redeemed                                                        (16,654,350)         (3,329,835)
                                                                                 -------------        ------------
   Net increase in Net Assets from Fund share transactions                          5,725,341          38,030,065
                                                                                 -------------        ------------

Total Increase in Net Assets                                                        3,328,433          39,094,931

Net Assets
   At beginning of year                                                            74,580,235          35,485,304
                                                                                 -------------        ------------
   At end of year (including undistributed net investment income of $0 and
      $4,599, respectively)                                                      $ 77,908,668         $74,580,235
                                                                                 =============        ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,
                                                  -------------------------------------------------------------
                                                  1998(1)            1997              1996             1995+
                                                  --------         ---------         ---------         -------
Net Asset Value, Beginning of Year                $ 19.17          $  18.73          $  20.52          $20.00
                                                  --------         ---------         ---------         -------
Investment Operations
   Net investment income *                           1.23              1.11              1.16            0.53
   Net realized and unrealized gain
      (loss) on investments                         (0.30)             0.46             (0.52)           0.64
                                                  --------         ---------         ---------         -------
Total from investment operations                     0.93              1.57              0.64            1.17
                                                  --------         ---------         ---------         -------

Less distributions to shareholders
   From net investment income                       (1.24)            (1.11)            (1.15)          (0.53)
   In excess of net investment income                  --                --                --           (0.12)
   From net realized gains on
      investments                                   (0.26)            (0.02)            (1.28)             --
                                                  --------         ---------         ---------         -------
Total distributions to shareholders                 (1.50)            (1.13)            (2.43)          (0.65)
                                                  --------         ---------         ---------         -------
Net Asset Value, End of Year                      $ 18.60          $  19.17          $  18.73          $20.52
                                                  ========         =========         =========         =======

Total Return                                         4.91%             8.59%             3.77%           5.79%

Ratios/Supplemental Data
   Expenses (to average daily net
      assets)*                                       0.40%             0.40%             0.40%           0.40%++
   Net investment income (to average
      daily net assets)*                             6.36%             6.58%             6.57%           6.64%++

   Portfolio Turnover                                 162%              103%              124%            389%

   Net Assets, End of Year (000's
      omitted)                                    $77,909          $ 74,580          $ 35,485          $8,046

----------------------------------------
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

   Net investment income per share                $  1.19          $   1.06          $   1.04          $ 0.29
   Ratios (to average daily net
      assets):
          Expenses                                   0.62%             0.74%             1.06%           1.29%++
          Net investment income                      6.14%             6.24%             5.91%           5.75%++

(1) Calculated based on average shares outstanding.

+   For the period from July 3, 1995 (start of business) to December 31, 1995.

++  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par          Value
Security                                                    Rate          Maturity           Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.3%

Asset Backed -- 11.3%
Advanta Mortgage Loan Trust 1997-3 A7 ERISA                6.920%         10/25/2028       $  550,000   $    560,227
Amresco 1997-1 B1A Non-ERISA FRN(a)                        6.456%         03/25/2027        1,095,052      1,035,679
Chase Credit Card Master Trust
     1997-3 A Non-ERISA                                    6.777%         05/15/2007          550,000        555,221
Continental Mortgage Home Equity 1996-4 A9                 6.880%         01/15/2028          600,000        612,188
Discover Card Master Trust 1998-7 A                        5.600%         05/15/2006          750,000        752,930
Green Tree Financial Corp. 1997-6 B2 Non-ERISA             7.750%         01/15/2029          250,000        220,508
Greentree Acceptance Corp. 1997-5 M1                       6.950%         05/15/2029          500,000        501,250
Greentree Acceptance Corp. 1998 2 B1                       7.360%         10/01/2020          600,000        565,875
IMC Home Equity Loan 1998-1 M1 Non-ERISA                   7.030%         06/20/2029          675,000        671,836
JC Penney Credit Card 1998-E                               5.500%         11/15/2007          575,000        575,000
Oakwood Mortgage Investments 1997-D B1 Non-ERISA           7.325%         02/15/2028          550,000        513,906
Preferred Credit Corp. 1997-1 A6 Non-ERISA                 7.590%         07/25/2026          300,000        309,422
Residential Funding 1997-HS5 M1                            7.010%         05/25/2027          550,000        552,320
TMS Home Equity 1996-DA9 ERISA                             7.000%         04/15/2028          625,000        638,281
Vanderbilt Mtg 1998-A 1B2 Non-ERISA                        7.690%         04/07/2028          825,000        778,594
                                                                                                        -------------
Total Asset Backed (Cost $9,012,902)                                                                       8,843,237
                                                                                                        -------------
Collateralized Mortgage Obligations -- 4.6%
GE Capital Mortgage 1997-13 A-3 NAS                        6.750%         12/25/2012          527,607        532,388
Housing Securities, Inc. 1994-2 A1                         6.500%         07/25/2009          293,007        296,672
Norwest Asset Sec. Corp. 1998-3 A5                         6.750%         02/25/2013          722,833        729,384
Prudential Home Mortgage 1992-25 B1 NAS 144A               8.000%         08/25/2022          597,846        603,825
Residential Funding 1998-S4 A4 NAS                         6.500%         02/25/2013        1,398,009      1,398,008
                                                                                                        -------------
Total Collateralized Mortgage Obligations
(Cost $3,570,592)                                                                                          3,560,277
                                                                                                        -------------
Corporate -- 33.1%

Bank Bonds -- 5.1%
Banco Latinoamericano 144A Notes                           6.500%         04/02/2001          450,000        444,150
Bank Sub. Midlantic Cap. Notes                             9.875%         12/01/1999          193,000        199,354
Bank United Corp. Notes+                                   8.875%         05/01/2007          525,000        539,606
Branch Bank & Trust Notes                                  6.375%         06/30/2005          600,000        613,170
First Security Bank Sub. Notes                             5.875%         11/01/2003          200,000        199,858
First Union Bank Sub. Notes NCL                            5.800%         12/01/2008          650,000        653,361
Hubco Capital Trust NC '07                                 8.980%         02/01/2027          500,000        540,774
Key Corp. Sub. Notes NC '08                                6.500%         04/15/2008          550,000        569,278
Union Planters Corp. Sub. Notes                            6.250%         11/01/2003          240,000        242,554
                                                                                                        -------------
                                                                                                           4,002,105
                                                                                                        -------------
Financial -- 14.1%
American Annuity Group Senior Notes+                       6.875%         06/01/2008          300,000        297,420
American Health Properties REIT Notes+                     7.500%         01/15/2007          175,000        165,932
Carramerica REIT Notes                                     6.875%         03/01/2008          450,000        425,871
Colonial Realty Medium Term Notes                          7.160%         01/17/2003          150,000        144,786

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par          Value
Security                                                    Rate          Maturity           Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Financial (continued)
Colonial Realty Medium Term Notes                          6.960%         07/26/2004       $  500,000   $    470,870
Conseco Finance Trust Cap. Notes                           8.796%         04/01/2027          550,000        503,111
Conseco Finance Trust II+                                  8.700%         11/15/2026          800,000        724,656
Contifinancial Corp. Senior Notes                          7.500%         03/15/2002          750,000        562,500
Equity Office Properties Trust+                            6.625%         02/15/2005          250,000        245,058
Florida Windstorm 144A Notes                               6.500%         08/25/2002          500,000        504,930
Florida Windstorm 144A Notes+                              6.700%         08/25/2004          225,000        229,298
Homeside Inc. Senior Notes                                 11.250%        05/15/2003          650,000        748,157
IRT Prop. Senior Notes, REIT                               7.250%         08/15/2007          325,000        292,276
Lehman Brothers Inc.                                       7.625%         06/01/2006          225,000        236,970
Meditrust REIT Notes                                       7.375%         07/15/2000          275,000        263,016
MMI Capital Trust Notes                                    7.625%         12/15/2027          725,000        627,442
Phoenix Re-Insurance Corp. NC '07+                         8.850%         02/01/2027          550,000        482,499
Realty Income Corp. Notes                                  7.750%         05/06/2007          375,000        355,180
Reliance Group Holdings Corp.                              9.000%         11/15/2000          175,000        181,589
Reliastar Financial Corp. Notes                            6.500%         11/15/2008          375,000        381,788
Security Capital Notes                                     7.625%         07/01/2017          500,000        464,818
Simon Debartolo Group LP Notes NCL+                        6.875%         10/27/2005          350,000        342,493
Simon Debartolo Notes NCL                                  6.750%         06/15/2005          250,000        244,015
Spieker Properties REIT                                    6.650%         12/15/2000          100,000        100,482
Summit Properties Notes REIT+                              7.200%         08/15/2007          250,000        241,450
Sun Communities, Ltd. Senior Notes                         7.375%         05/01/2001          175,000        177,737
Susa Partnership - Storage USA Inc. REIT Notes             7.125%         11/01/2003          200,000        195,490
TIG Holdings Capital 144A                                  8.597%         01/15/2027          300,000        275,489
Trinet Corp. Realty Trust Notes NCL                        7.300%         05/15/2001          400,000        397,568
UCFC Home Equity Loan 1996                                 7.700%         01/15/2004          150,000        102,000
Unum Corp. Notes NCL                                       6.750%         12/15/2028          275,000        276,042
Wharf Capital Notes                                        7.625%         03/13/2007          375,000        307,200
                                                                                                        -------------
                                                                                                          10,968,133
                                                                                                        -------------
Industrial Bonds -- 13.9%
Aramark Services Notes                                     6.750%         08/01/2004          300,000        302,880
Blount, Inc. Notes+                                        7.000%         06/15/2005          600,000        594,773
Coastal Corp. Notes                                        7.420%         02/15/2037          200,000        203,572
Cominco Ltd. Notes                                         6.875%         02/15/2006          449,000        391,108
CSX Notes                                                  6.250%         10/15/2008          375,000        380,456
Georgia Pacific Senior Notes NCL                           9.950%         06/15/2002          350,000        387,359
Guandong Enterprises 144A Senior Notes NCL                 8.875%         05/22/2007          300,000        144,000
Idex Corp. Senior Notes NCL                                6.875%         02/15/2008          650,000        627,608
IMC Global Notes                                           7.625%         11/01/2005          375,000        381,015
La Quinta Inns, Inc. Medium Term Notes                     7.110%         10/17/2001          300,000        281,971
Merck & Co. Notes                                          5.950%         12/01/2028          750,000        748,688
News America Holdings                                      7.750%         12/01/2045          175,000        185,885
News America Holdings                                      8.150%         10/17/2036          275,000        309,515
News America Inc. Deb Notes NCL                            7.125%         04/08/2028          600,000        603,222
Quantum Health Sub. Deb. Notes CVT+                        4.750%         10/01/2000          725,000        703,150

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par          Value
Security                                                    Rate          Maturity           Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Industrial Bonds (continued)
Ryder Systems Notes NCL                                    6.600%         11/15/2005       $  375,000   $    379,275
Texaco Capital Corp. Notes                                 9.750%         03/15/2020          525,000        725,083
Time Warner Inc. Notes                                     6.625%         05/15/2029          750,000        763,095
Toro Co. Deb. Notes                                        7.800%         06/15/2027          500,000        430,645
U.S. Filter Corp. NC '03                                   6.500%         05/15/2003          725,000        707,797
USA Waste Services Inc. Senior Notes                       6.500%         12/15/2002          700,000        712,336
Wisconsin Central Transportation Notes                     6.625%         04/15/2008          800,000        817,952
                                                                                                        -------------
                                                                                                          10,781,385
                                                                                                        -------------
Total Corporate (Cost $26,790,402)                                                                        25,751,623
                                                                                                        -------------
General Obligations -- 0.5%
Georgia NCL                                                5.250%         10/01/2015          375,000        400,313
                                                                                                        -------------
Total General Obligations (Cost $412,476)                                                                    400,313
                                                                                                        -------------
Government/Other -- 10.4%

Yankee Bonds -- 10.4%
Abbey National PLC                                         6.700%        06/29/2049           550,000        549,973
Abitibi Consolidated Deb Notes                             7.500%        04/01/2028           700,000        635,684
Amvescap Senior Notes                                      6.600%        05/15/2005           575,000        572,878
Edperbrascan Ltd. Notes+                                   7.375%        10/01/2002         1,100,000      1,101,055
Gruma SA Notes                                             7.625%        10/15/2007           525,000        459,795
Lite-On Tech 144A                                          0.000%        12/15/2002           700,000        715,750
Merita Bank Perpetual Step Up 144A                         7.500%        12/29/2049           200,000        199,386
National Westminster Bank Perpetual 10 Yr. Step Up         7.750%        04/29/2049           900,000        958,742
Royal Caribbean Cruise Senior Notes                        7.500%        10/15/2027           550,000        544,783
Se Banken Perpetual 10 Yr. Step Up 144A                    8.125%        09/06/2049           375,000        382,950
Societe Generale Step Up 144A NC '07                       7.850%        04/29/2049           750,000        754,403
St. Georges Bank 144A                                      7.150%        10/15/2005           675,000        702,387
Tyco International Group 144A Notes                        6.125%        11/01/2008           550,000        551,755
                                                                                                        -------------
                                                                                                           8,129,541
                                                                                                        -------------
Total Government/Other (Cost $8,130,085)                                                                   8,129,541
                                                                                                        -------------
Insured Bond -- 0.5%
Austin, Texas Utility Systems MBIA NCL                     5.250%         05/15/2020          400,000        415,500
                                                                                                        -------------
Total Insured Bond (Cost $432,281)                                                                           415,500
                                                                                                        -------------
Non-Agency -- 5.4%

Pass Thru Securities -- 5.4%
BankBoston 1997-C1 B Non-ERISA 144A                        7.218%        04/25/2000           139,732        139,077
Chase Commercial Mortgage 1996-1E Non-ERISA                7.600%        06/18/2006           725,000        694,188
Franchise Mortgage Acceptance Corp. 1997-1A                7.350%        04/15/2019           447,094        463,161
Merrill Lynch Mortgage Investments
     1996-C2 E Non-ERISA                                   6.960%        11/21/2028           400,000        351,500

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par          Value
Security                                                    Rate          Maturity           Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investment
     1997-C1 D Non-ERISA                                   7.120%        06/18/2029        $  500,000   $    496,094
Morgan Stanley Capital 1997-WF1 E                          7.490%        05/15/2009           500,000        468,906
Morgan Stanley Dean Witter 1998-HF1 A2                     6.520%        01/15/2008           350,000        362,797
Mortgage Capital Funding 1996 MC1A-C Non-ERISA             7.800%        04/15/2006           100,000        107,688
Resolution Trust Corp. 1993-C3 E Non-ERISA                 7.100%        12/25/2024           355,203        354,481
Resolution Trust Corp. 1994-C1 C Non-ERISA                 8.000%        06/25/2026           525,000        526,313
Resolution Trust Corp. 1994-C2 C Non-ERISA                 8.000%        04/25/2025            75,000         75,293
Resolution Trust Corp. 1995-2 CA1                          7.450%        05/25/2029           139,312        141,445
                                                                                                        -------------
                                                                                                           4,180,943
                                                                                                        -------------
Total Non-Agency (Cost $4,253,522)                                                                         4,180,943
                                                                                                        -------------
U.S. Government Agency -- 29.8%

Pass Thru Securities -- 29.8%
FHLMC Gold+                                                7.500%  05/01/2028 - 11/01/2028  2,819,780      2,895,545
FHLMC Gold                                                 8.500%        07/01/2028           314,588        329,235
FNMA+                                                      6.000%  05/15/2008 - 01/01/2012    350,000        369,467
FNMA#                                                      7.000%        01/01/2029         4,200,000      4,283,998
FNMA                                                       8.000%        12/01/2012           539,611        556,813
FNMA                                                       8.500%        12/01/2026           907,914        950,749
GNMA+                                                      7.000%  10/15/2025 - 01/15/2026  2,571,376      2,630,858
GNMA                                                       7.500%  11/15/2025 - 10/15/2026    722,913        745,273
GNMA+                                                      8.000%  04/15/2023 - 12/15/2027  5,775,168      6,002,859
GNMA+                                                      9.000%        12/15/2017         1,247,260      1,337,686
GNMA                                                       8.000%        09/15/2017           702,972        737,460
GNMA                                                       8.000%        11/15/2025           393,758        409,261
GNMA                                                       8.000%        10/15/2027           449,880        467,592
GNMA                                                       8.000%        12/15/2026           285,147        296,373
GNMA                                                       8.000%        07/15/2027           116,305        120,884
GNMA                                                       8.000%        10/15/2027           666,444        692,682
Tenneesee Valley Authority Notes                           5.375%        11/13/2008           350,000        352,504
                                                                                                        -------------
Total U.S. Government Agency (Cost $23,137,670)                                                           23,179,239
                                                                                                        -------------
U.S. Treasury Obligations -- 1.7%

Treasury Notes -- 1.7%
U.S. Treasury Inflation Index Tip                          3.625%        07/15/2002           691,153        687,049
U.S. Treasury Note+                                        6.625%        04/30/2002           275,000        291,027
U.S. Treasury Note+                                        6.250%        10/31/2001           275,000        286,514
U.S. Treasury Note+                                        5.875%        11/15/1999            75,000         75,773
                                                                                                        -------------
                                                                                                           1,340,363
                                                                                                        -------------
Total U.S. Treasury Obligations (Cost $1,343,656)                                                          1,340,363
                                                                                                        -------------
TOTAL BONDS AND NOTES(COST $77,083,586)                                                                   75,801,036
                                                                                                        -------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                          Value
Security                                                                                   Shares       (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.7%
Equity Office Properties Trust 144A CVT                                                        13,000   $    495,625
Societe Generale Preferred Step Up NC '07, 7.640%                                             555,000        509,213
Merita Bank Preferred Step Up 144A Notes 7.15%                                                325,000        314,451

TOTAL PREFERRED STOCKS (COST $1,531,574)                                                                   1,319,289
                                                                                                        -------------
WARRANTS -- 0.0%

Financial -- 0.0%
Equity Office Properties Warrants                                                               5,000          1,000
                                                                                                        -------------
TOTAL WARRANTS (COST $4,000)                                                                                   1,000
                                                                                                        -------------

                                                                                           Contract
                                                                                             Size
                                                                                        ---------------
PURCHASED OPTIONS -- 0.1%
UST 6.125% Call, Strike Price 110.43, 1/22/99                                                   8,000   $     14,500
UST 5.500% Call, Strike Price 104.391, 2/25/99                                                 16,000         32,625
UST 5.625% Call, Strike Price 108.125, 4/23/99                                                 23,750         25,234
UST 5.625% Call, Strike Price 110.25, 4/9/99                                                   24,000         10,500
UST 5.625% Call, Strike Price 110.00, 4/9/99                                                   16,000          7,750
UST 6.125% Call, Strike Price 113.438, 5/31/99                                                  8,000         21,750
                                                                                                        -------------
TOTAL PURCHASED OPTIONS (COST $221,672)                                                                      112,359
                                                                                                        -------------
SHORT-TERM INVESTMENTS -- 0.7%

Repurchase Agreements -- 0.7%
Prudential-Bache Repurchase Agreement, dated 12/31/98, due 1/4/99, with a maturity value of $536,814 and an effective yield of 3.95%, collateralized by a
U.S. Government Agency Obligation with a rate of 6.152%, a maturity date of
2/1/31 and a market value of $547,565.                                                                       536,578
                                                                                                        -------------

TOTAL SHORT-TERM INVESTMENTS (COST $536,578)                                                                 536,578
                                                                                                        -------------

TOTAL INVESTMENTS-- 99.8% (COST $79,377,410)                                                            $ 77,770,262

Other Assets, Less Liabilities-- 0.2%                                                                        138,406
                                                                                                        -------------

NET ASSETS-- 100%                                                                                       $ 77,908,668
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
CVT - Convertible
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REIT - Real Estate Investment Trust
UCFC - United Companies Financial Corporation
UST - United States Treasury

(a) Variable Rate Security; rate indicated is as of 12/31/98.

+ Denotes all or part of security pledged as a margin deposit (Note 6) or collateral for delayed delivery transactions (Note 7).

#   Delayed delivery contract (Note 7).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund II (the "Fund") is a separate diversified investment series of the Trust.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Investment security valuations

         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Board of Trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B. Repurchase agreements

         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C. Securities transactions and income

         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount and premium on debt securities when required for federal income tax purposes.

         D. Federal taxes

         As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         E. Deferred organization cost

         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         F. Distributions to shareholders

         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for financial futures contracts and option transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, distributions in excess of net investment income and accumulated net realized gains (losses).

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total operating expense to 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1998. Pursuant to this agreement, SA&W voluntarily waived $165,457 of its investment advisory fee. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1998 were as follows:

                                                                        Purchases       Sales
                                                                       ------------  ------------
         U.S. Government Securities.................................   $96,521,270   $93,769,587
                                                                       ============  ============
         Investments (non-U.S. Government Securities)...............   $38,500,247   $21,130,019
                                                                       ============  ============

(4)      Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  Year Ended            Year Ended
                                                               December 31, 1998    December 31, 1997
                                                              --------------------  -------------------
         Shares sold........................................              926,615            2,028,481
         Shares issued to shareholders in payment of
            distributions declared..........................              234,244              142,698
         Shares redeemed....................................             (861,503)            (175,022)
                                                              --------------------  -------------------
         Net increase.......................................              299,356            1,996,157
                                                              ====================  ===================

         At December 31, 1998, the Fund had two shareholders of record owning approximately 50% and 11%, of the outstanding shares of the Fund, respectively.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

         Aggregate Cost...........................................  $79,383,111
                                                                    ============

         Gross unrealized appreciation............................      624,304
         Gross unrealized depreciation............................   (2,237,153)
                                                                    ------------
         Net unrealized depreciation..............................  $(1,612,849)
                                                                    ============

(6)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

         The Fund trades the following financial instruments with off-balance sheet risk:

         Options

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1998 is as follows:

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Written Put Option Transactions
         -----------------------------------------------------------------------------------------

                                                                   Number of
                                                                   Contracts            Premiums
                                                                  ------------         -----------
         Outstanding, beginning of period......................             4          $   56,015
         Options written.......................................             9             204,352
         Options expired.......................................            (5)            (86,882)
         Options closed........................................            (6)            (92,040)
                                                                     ---------         -----------
         Outstanding, end of period............................             2          $   81,445
                                                                     =========         ===========

         Written Call Option Transactions
         -----------------------------------------------------------------------------------------

                                                                   Number of
                                                                   Contracts            Premiums
                                                                  ------------         -----------
         Outstanding, beginning of period..........................         3          $   12,711
         Options written...........................................        11             162,727
         Options expired...........................................        (2)            (22,078)
         Options closed............................................        (7)            (46,141)
                                                                      --------         -----------
         Outstanding, end of period................................         5          $  107,219
                                                                      ========         ===========

         Futures contracts

         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At December 31, 1998, the Fund held the following futures contracts:

                                                                                       Underlying
                                                                                       Face/amount     Unrealized
         Contract                                        Position   Expiration Date     at value      Gain/(Loss)
         ---------------------------------------------   ---------  -----------------  -----------  -----------------
         U.S. Bond (CBT) (3 contracts)............       Short          3/31/99        $   383,344  $        (217)

         U.S. 5 Yr. Note (21 contracts)...........       Short          3/31/99          2,380,219          3,072

         U.S. 10 Yr. Bond (5 contracts)...........       Short          3/31/99            595,782          2,989
                                                                                                    ----------------
                                                                                                    $       5,844
                                                                                                    ================

         At December 31, 1998, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)      Delayed Delivery Transactions:

         The Fund may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund segregates securities having a value at least equal to the amount of the purchase commitment.

         At December 31, 1998, the Fund had entered into the following delayed delivery transactions outstanding:

         When Issued

                  Type                      Security                  Settlement Date               Payable Amount
           -------------------       -----------------------       ----------------------       ------------------------
                  Buy                         FNMA                        1/21/99                     $ 3,082,664
                  Buy                         FNMA                        1/21/99                       1,198,133
                                                                                                ------------------------
                                                                                                      $ 4,280,797
                                                                                                ========================

--------------------------------------------------------------------------------

Supplemental Tax Information -- (Unaudited):

         -----------------------------------------------------------------------
         Pursuant to section 852 of the Internal Revenue Code, the Fund designates $25,036 as capital gain dividends for the year ended December 31, 1998. This represents a 20% tax rate gain distribution.

--------------------------------------------------------------------------------

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust:
Standish Fixed Income II Fund (the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

                              [LOGO] STANDISH FUNDS(R)
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                                     Boston, MA 02111-2662
                                     (800) 729-0066
                                     www.standishfunds.com